UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      February 18, 2003

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1061 East Indiantown Road, Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (561) 745-1222

(Former name or former address, if changed since last report)

Item 5.	Other Events

On February 18, 2003, Photronics, Inc. issued a press release reporting sales and operating results for the first quarter ended February 2, 2003.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c) Exhibits
99.1	Press Release dated February 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE February 19, 2003	BY /s/ Sean T. Smith
Sean T. Smith
Vice President, Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated February 18, 2003.